SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): February 2, 1999

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                     47-0210602
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

3555 Farnam Street, Omaha, Nebraska 68131 (Address of principal executive offices) (Zip code)

                                  402-536-3677
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)



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Item 5.  Other Events.

     On February 2, 1999, the  registrant  held a conference  entitled  "Silicon
Economics:  The New Math of Communications."  Attached to this filing as Exhibit
99.1 are excerpts adapted from the slides presented at that conference.  Exhibit
99.1 is hereby incorporated herein by reference as if set forth in full herein.

Item 7.  Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired

              None

(b)      Pro forma financial information

              None

(c)      Exhibits

     99.1 Excerpts adapted from the slides presented at the registrant's February 2, 1999 conference entitled "Silicon Economics: The New Math of Communications."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  Level 3 Communications, Inc.

February 23, 1999                 By:   /s/ Neil J. Eckstein
Date                                  Neil J. Eckstein, Vice President